                                                                   EXHIBIT 10.25
                                                                   -------------




                             DATED 12 OCTOBER 1989

                          THE PETER CHADWICK LIMITED
                                PENSION SCHEME



                          __________________________

                              INTERIM TRUST DEED
                          __________________________



                                 McKenna & Co.
                                Inveresk House
                                   1 Aldwych
                                London WC2R OHP

THIS INTERIM TRUST DEED is made the 17 day of October 1989 BETWEEN PETER

CHADWICK LIMITED whose registered office is at 7 Queen Street Mayfair London W1X

9PH (the "Principal Employer" which expression shall, where the context so admits, include any other company, firm of person which or who shall as a result of reconstruction, amalgamation, purchase or otherwise, be the successor in business of the Principal Employer, and which or who shall have assumed, whether expressly or by implication, the obligations of the Principal Employer under this Deed, of one part and IAN CLARKSON and QUENTIN BAER ("the Trustees" which expression includes the trustee or trustees for the time being of this Deed) of the other part


WHEREAS:

A.   The Principal Employer has decided to establish a retirement benefits scheme to be known as "the Peter Chadwick Limited Pension Scheme" (the

     "Scheme") for providing relevant benefits as defined in Section 612 of the

     Income and Corporation Taxes Act 1988 (the "Taxes Act") for such directors and employees and former directors and employees of the Principal Employer and associated companies (as defined in this Deed) as shall be admitted to participation in the Scheme upon the basis of a staff announcement, a copy of which is annexed.

B.   It is intended in due course to apply to the Board of Inland Revenue to have the Scheme approved under Chapter I of Part XIV of the Taxes Act and treated as an exempt approved scheme under that Act and in the meantime by the execution of this Deed to confirm the establishment of the Scheme upon irrevocable trusts with effect from 1st November 1989 (the "Commencing

     Date").

                              PETER CHADWICK LTD
                              ------------------

                              STAFF ANNOUNCEMENT
                              ------------------

ELIGIBILITY                                  In the case of Executive Employees
                                             Executive Members is open to those invited
                                             to join by the Trustees and the Principal
                                             Employer.  Membership is available to all
                                             other employees.

NORMAL PENSION AGE                           60 for males and females.

PENSIONABLE SALARY                           Basic Salary less Lower Earnings Limit.

FINAL PENSIONABLE SALARY                     The highest Pensionable Salary in the last
                                             5 years.

NORMAL RETIREMENT PENSION                    1/80th of Final Pensionable Salary for each
                                             year of pensionable service.

EARLY RETIREMENT PENSION                     Accrued pension subject to actuarial
                                             reduction, available from age 50 with the
                                             consent of the Company.

LUMP SUM ON DEATH IN SERVICE                 4 times' Basic Salary.

SPOUSE'S PENSION ON DEATH IN                 50% of member's prospective pension based
SERVICE                                      on current Pensionable Salary.

SPOUSE'S PENSION ON DEATH IN                 50% of member's pension.
RETIREMENT

PENSION INCREASES                            Guaranteed Minimum of 3% per annum
                                             compound.

MEMBER'S CONTRIBUTIONS                       5% of Pensionable Salary, except for
                                             Executive Members who sill not be required
                                             to make contributions.

COMPANY CONTRIBUTIONS                        5% of Pensionable Salary plus N.I. Rebate.



GUARANTEE                                    The minimum benefit payable on retirement
                                             death or withdrawal from the Scheme will
                                             not be less than:

                                             a)  the member's contribution plus

                                             b)  the employers national insurance rebates

                                             accumulated with interest as certified by
                                             the Actuary as equivalent to the return on
                                             the assets of the Fund.

C.   At the request of the Principal Employer the Trustees have agreed to be the first trustees of the Scheme.

NOT THIS DEED WITNESSES as follows:

1.   (a)  the Scheme is established by this Deed upon irrevocable trusts with effect from the Commencing Date

     (b)  The Principal Employer and all other associated companies for the time being admitted to the Scheme and the Members of the Scheme shall contribute to it in accordance with the provisions

     (c)  The Principal Employer appoints the Trustees to be trustees of the

          Scheme and the Trustees accept such office

     (d)  The Principal Employer may at any time by deed remove the Trustees or any of them and may appoint one or more persons or a body corporate

          (whether or not a trust corporation) to be a new or additional trustee of the Scheme.



2.   THE Trustees and the Principal Employer shall within 24 months from the date of this Deed execute a further deed ("the Definitive Deed") setting out in full the constitution of the Scheme in such form as may be approved under Chapter 1 of Party XIV of the Taxes Act and treated as an exempt approved scheme under the Act and that it will meet the requirements of

     Part II of the Social Security Act of 1973 relating to the preservation of benefits under occupational pension schemes.

3.   UNTIL superseded by the provisions of the Definitive Deed the following shall apply:

     (a)  Moneys and assets of the Scheme available for investment may be invested or dealt with as the Trustees shall in their discretion think fit so that Trustees shall have the same full and unrestricted powers of investment and changing investments as if they were entitled to them beneficially and the Trustees may invest by effecting with an insurance company to which Part II of the Insurance Companies act of

          1982 applies deferred or immediate annuity policies, retirement,

          endowment and assurance policies, sinking fund policies or other policies or contracts, including policies or contracts conferring rights to participation in the profits of such insurance company or by participating in any system of deposit administration administered by such insurance company, so long as that any sums payable by such insurance company shall be made payable from a branch or office in the

          United Kingdom unless the Board of Inland Revenue shall agree otherwise.



     (b)  Any sums which become payable upon the death of a Member of the Scheme shall not belong to such Member but shall be held by the Trustees upon discretionary trusts, that is to say that in relation to any such sums


          (i)  The Trustees shall have power, at their discretion, to pay or apply the whole or any part of that sum to or for the benefit of all or any
               of the relatives, dependents, personal representatives or

               nominated beneficiaries of such deceased Member in such shares and proportions as the Trustees shall in their discretion decide but so that, if the Member shall not leave any relative or dependent, the Trustees may elect to retain all or any part of the same as part of the Fund; and in addition the Trustees shall have power to declare separate trusts including provisions for maintenance, education, advancement and accumulation of income during a minority, and including such discretionary trusts and powers, as the Trustees shall from time to time deed revocable or irrevocable appoint, but without infringing the rule against perpetuities, and the Trustees shall have power to appoint as trustees of such fund any two person or a trust corporation as the Trustees shall in their discretion decide, and to remove any trustees and appoint any other trustee in place of any one so removed.


          (ii) if or to the extent that the Trustees shall not exercise the powers contained in paragraph (i) within two years of the death of the Member, the Trustees shall hold such sum as a separate fund from the Fund constituted by this Deed upon trust for the personal representatives of the deceased Member or, if there are none, the next of kin of the deceased Member

          (iii)     the Trustees may, but without being in any way bound to do,

                    so, have regard to any document signed by the Member

                    expressing his wishes about the disposal of any sum to be

                    held upon the discretionary trusts, and may issue forms to

                    Members for the purposes;


          for the purpose of this clause "relatives" shall mean include the widow and widower of the Member the father or mother or grandparents

          (whether lawful or adoptive) of the Member and the widow or widower of such father or mother or grandparents and any person (except the

          Member) who is the child or remoter issue (whether lawful of adoptive)

          of such father or mother or grandparents and the spouse, widow or widower of any such person and "dependents" means any person (whether or not a relative) who is the opinion of the Trustees is or was at the time of the Member's death dependent on the Member or his or her spouse



     (c)  The Scheme shall be operated in conformity with the requirements relating to the preservation of benefit rights for Members of the

          Scheme who leave the service of the Principal Employer or any other company for the time being participating in the Scheme and in conformity with the equal access requirements specified in the Social

          Security Pension Act 1975 (the "Pension Act")

     (d)  The Trustees may accept a transfer from the trustees or other persons having the management of any other fund scheme or arrangement

          (referred to in this paragraph as "the other fund") of all or any of the assets of the other fund upon the footing that one or more specified persons who are entitled or contingently entitled to rights and benefits under the Scheme (consistent with the treatment of the

          Scheme as an exempt approved scheme under the Taxes Act) as the

          Trustees may in their discretion arrange.  But if the Scheme has not been approved as an exempt approved scheme within twenty four months after the date of this Deed, or within such longer period as the Board of Inland Revenue may agree, no person shall become entitled or contingently entitled under the other fund shall be entitled to contingently entitled to such rights and benefits under the Scheme to any benefit in respect of such transfer otherwise than in the form of a non-commutable and non-assignable annuity payable from a source within the United Kingdom or in such other form approved by the Board of Inland Revenue as the Trustees shall determine.  On any such transfer the Trustees shall obtain a certificate from the trustees of the other fund or other persons stating

               (i)  the extent (if any) to which such transfer arises from employee's contributions and such transfer (to the extent so certified) shall be deemed to be contributions paid by the

                    Member to the Scheme and the Trustees shall ensure that no part of such transfer as does not arise from employee's contributions shall be treated for any of the purposes of

                    the Scheme as Member's contributions

               (ii) the name of each person in respect of whom no option to take a refund of employee's contributions was available under the other fund by reason of the operation of an Inland Revenue restriction and unless the Board of Inland Revenue otherwise agree any option to take a refund of contributions under the

                    Scheme shall not apply to employee's contributions so

                    transferred and



               (iii)  the maximum amount of the transfer payment which may be taken by each person in the form of a lump sum in connection with retirement from or leaving service



     (e)  In the event of a Member of the Scheme becoming a member of any other fund scheme or arrangement approved by the Board of Inland Revenue for the purpose of this paragraph (referred to in this paragraph as "the new fund") the Trustees shall, if requested by the Members so to do,

          and provide the rules or other provisions of the new fund permit acceptance, arrange for the payment to the trustees or other persons having the management of the new fund of such sum as the Trustees on the advice of an actuary shall consider appropriate, but

               (i)  the Trustees shall not make a payment until they have ascertained from the trustees of the new fund the basis of approval of the new fund by the Board of Inland Revenue

               (ii) if in respect of any Member the payment of a sum to the new fund is made no further benefit will be payable under the

                    Scheme to or in respect to the Member and he shall

                    accordingly cease to be a Member of the Scheme

               (iii) the Trustees may deduct from any such sum an amount not exceeding the amount of any income tax for which they may be liable to account to the Board of Inland Revenue in respect of the payment to the new fund

               (iv) the Trustees shall certify to the Trustees of the new fund any amount included in the payment under this paragraph (a)

                    which has been treated as being Member's contributions to

                    the Scheme (which is to be treated in the new fund as

                    contributions paid to it by the Member) and whether or not any restriction applies to a refund of contributions in

                    connection with leaving service under the new fund and (b)

                    which the Member could have taken under the Scheme in form of a capital sum and

               (v)  the reference in this paragraph to the payment of a sum shall be deemed to include the transfer in kind of any part of the assets of the Scheme



     (f)  If the Scheme is or has at any time been specified in a contracting-

          out certificate issued by the Occupational Pensions Board in accordance with Section 31 of the Pensions Act the Trustees shall in addition operate and administer the Scheme as a contracted-out scheme in conformity with Part III of the Pensions Act and in accordance with the following rules ("the interim contracted-out rules"):



               (1)  Guaranteed Minimum Pension
                    --------------------------

                    (a)  The interim contracted-out rules shall apply if any

                         employment becomes contracted-out employment by

                         reference to the Scheme and they shall then override

                         any other provisions of the Scheme which are

                         inconsistent with them, except the provisions of

                         clauses 5 to 7 inclusive of the Interim Trust Deed

                    (b)  The words and expressions used in the Interim

                         contacted-out rules shall have the same meanings as in

                         the Pensions Act and the expression "contracted-out

                         member" shall mean an employee whose employment is or

                         has been contracted-out employment by reference to the

                         Scheme

                    (c)  If a contracted-out Member has a guaranteed minimum in relation to the pension for him under the Scheme in

                         accordance with Section 35 of The Pensions Act

                         (i)  the Member shall be entitled to receive from the

                              Scheme from state pension age a pension payable

                              for the remainder of his lifetime at a rate

                              equivalent to not less than that guaranteed

                              minimum, and

                         (ii) if the Member is a man and dies leaving a widow, a

                              pension shall be provided for her under the Scheme

                              at a rate equivalent to not less than half that

                              guaranteed minimum


                         (iii) if the Member is a woman and dies leaving a

                              widower, a pension shall be provided for him under

                              the Scheme at a rate equivalent to a weekly rate

                              of not less than half of that part of the Member's

                              guaranteed minimum which is attributed to earnings

                              for the tax year 1998/89 and subsequent tax years,

                              notwithstanding that he might not otherwise be

                              qualified for a pension, and

                         (iv) the guaranteed minimum pensions shall, in so far

                              as they are attributable to earnings in the tax

                              years from (and including) 1988/89, be increased

                              in accordance with the requirements of Section 37A

                              of the Pensions Act and to the extent of any

                              orders made under it

                    (d)  Arrangements which satisfy the requirements of the

                         Pensions Act may be made in respect of any pension for

                         a contracted-out member or his spouse which, in

                         accordance with the Pensions Act, is commuted for a

                         lump sum, suspended, forfeited, transferred or

                         otherwise terminated or varied

                    (e)  if the commencement of any contracted-out member's

                         guaranteed minimum pension is postponed for any period

                         after state pension age, his guaranteed minimum pension

                         shall be increased as required by Section 35 (6), (6A)

                         and (6B) of the Pensions Act


               (2)  Revaluation
                    -----------

                    The Trustees shall operate whichever one of the following

                    provisions (a) (b) and (c) set out below they shall in their absolute discretion determine -

                         (a)  in the event of any contacted-out member ceasing

                              to be in contracted-out employment by reference to

                              the Scheme before state pension age, the

                              guaranteed minimum in respect of him at state

                              pension age or at previous death will be

                              calculated on the basis that the guaranteed

                              minimum pension which has accrued up to cessation

                              will be increased by whichever is the lesser of -

                              (i)   6% per annum compound for each tax year

                                    after that in which contracted-out

                                    employment ceases, up to and including the

                                    last complete tax year before state pension

                                    age or previous death, or

                              (ii)  the percentage by which the earnings factors

                                    for the tax year in which contracted-out

                                    employment ceases are increased by the last

                                    order made
                                    under Section 21 of the Pensions Act to come

                                    into force before the tax year in which he

                                    reaches state pension age or dies (if

                                    earlier)

                         (b)  in the event of any contracted-out member ceasing

                              to be in contracted-out employment by reference to

                              the Scheme before state pension age, the

                              guaranteed minimum in respect of him at state

                              pension age or at previous death will be

                              calculated on the basis that the guaranteed

                              minimum pension which has accrued up to cessation

                              will be increased for each tax year after that in

                              which contracted-out service ceases, up to and

                              including the last complete tax year before state

                              pension age or previous death, by such rate as

                              regulations made under Section 45 (1)(b) of the

                              Pensions Act specify as being relevant to the date

                              of cessation

                         (c)  in the event of any contracted-out member ceasing

                              to be in contracted-out employment by reference to

                              the Scheme before state
                              pension age, the guaranteed minimum in respect

                              of him at state pension age or at previous death

                              will be calculated on the basis that the earnings

                              factors for the tax year in which that

                              contracted-out employment from which the

                              guaranteed minimum pension is derived will be

                              increased in accordance with the last order under

                              Section 21 of the Pensions Act to come into force

                              before the tax year in which he reaches state

                              pension age or in which he dies, if earlier.


The Trustees shall have power from time to time and at any time on giving notice in writing to the Occupational Pensions Board to substitute, in respect of

Members leaving services after such notification, any one of such provisions for the one previously operated or any other basis of revaluation which is accepted by the Occupational Pensions Board.


In relation to a Member in respect of whom a transfer payment has been made on such member joining the Scheme, the guaranteed minimum in respect of him at state pension age or at previous death will be calculated in accordance with whichever one of the foregoing provisions (a), (b) and (c) set out above as the

Trustees shall determine or in accordance with the revaluation provisions used in the transferring scheme in respect of the period while the Member is in pensionable service under this Scheme on terms which comply with the requirements of regulations 3(3) and (4) of the

Occupational Pension Schemes Contracting-Out (Transfer) Regulations 1985.

If a Member on ceasing to be in contracted-out employment by reference to the

Scheme before the Scheme's normal pension age, has a pension entitlement under the Scheme in excess of the guaranteed minimum pension, (excluding any part deriving from a transfer payment received by the Scheme) his pension entitlement under the Scheme will be increased by the amount of any increase in his guaranteed minimum pension (excluding any part thereof deriving from a transfer payment received by the Scheme) due to its revaluation in accordance with the provisions of this Rule.



               (3)  Termination of Liability.
                    ------------------------


                    If a state scheme premium is paid in respect of a

                    contracted-out member under Sections 42 or 44 of the

                    Pensions Act and the Scheme's liability to provide

                    guaranteed minimum pension benefits in respect of such

                    contracted-out member is canceled, the benefits in respect of the Member under the Scheme shall be reduced accordingly,

                    and any ancillary benefits (contingent on death or

                    otherwise) which are related to the amount of guaranteed

                    minimum pension benefits concerned shall cease to be payable unless the Trustees in their absolute discretion decide

                    otherwise.

4.   IF the Scheme is wound up pending the execution of the Definitive Deed,

     priority after payment of all costs, charges and expenses which may then be owing shall be given in the following order to the following liabilities of the Scheme:-

     (a)  all pensions and benefits in respect of which entitlement to payment has already arisen

     (b)  equivalent pension benefits within the meaning of Section 33 of the

          Pensions Act

     (c)  any guaranteed minimum pensions under part III of the Pensions Act and any accrued rights to such pensions and

     (d)  any state scheme premiums as described in Part III of the Pensions Act

     (e)  benefits for Members and beneficiaries prospectively entitled to benefits, calculated on the basis that the Members had left service on the date of winding up.

     Any balance remaining shall be repaid to the principal Employer except to the extent that the Principal Employer and the Trustees shall otherwise decide.

5.   THE Principal Employer may by deed admit to participation in the Scheme any other person, firm or body corporate or unincorporated so associated with the Principal Employer that the approval or treatment of the Scheme would not be prejudiced (in this Deed referred to as "an associated company")

     provided that such associated company shall covenant to observe and perform the provisions of the Scheme so far as they are applicable to such associated company.

6.   THE Principal Employer may by deed at any time with the consent of the

     Trustees alter, amend, extend, modify or add to all or any of the provisions of this Deed or of the Definitive Deed, whether retrospectively or otherwise, provided that no such alteration, amendment, modification or addition shall have the effect of altering the main purpose of the Scheme,

     which shall continue to be the provision of relevant benefits (as defined in Section 612 of the Taxes Act).

7.   (a)   FOR the purpose of enabling the Scheme to be or continue to be treated as an exempt approved scheme in accordance with the provisions of the Taxes Act, the Trustees may give to the Board of

           Inland Revenue such undertakings as they see fit and may subject to the prior approval of the Inland Revenue vary any such undertakings

     (b)   The provisions of any undertaking which may be given pursuant to this

           Deed shall be deemed to be incorporated in this deed and to the extent that it is inconsistent with any other provisions of the

           Scheme (including any apart from this clause which otherwise would have the effect of overriding it) it shall override that provision.

8.   UNLESS the Scheme shall previously have been wound up, the trusts declared by this Deed, and as later declared and defined by the Definitive Deed,

     shall continue for the period of eighty years from the date of this Deed and such further periods as may then be lawful (which period is declared in accordance with the provisions of the Perpetuities and Accumulations Act

     1984 to be the perpetuity period for the purposes of this Deed).

9.   REFERENCE in this Deed to any statutory provision shall include such provision as re-enacted or amended from time to time and in addition where appropriate reference to the Pensions Act or a particular provision of the

     Pensions Act shall be read and construed as a reference to the Social

     Security Pensions (Northern Ireland) Order or the corresponding provision of it.



THE COMMON SEAL of                          )
PETER CHADWICK LIMITED                      )
was affixed hereto in the presence of:-     )
QUENTIN BAER                                )
/s/ Quentin Baer                            Director
JANE SMART
/s/Jane Smart                               Secretary

SIGNED SEALED AND DELIVERED by              )
IAN CLARKSON                                )
/s/Ian Clarkson
in the presence of:-                        )
JANE SMART
/s/Jane Smart

SIGNED SEALED AND DELIVERED by              )
QUENTIN BAER                                )
/s/Quentin Baer
in the presence of:-                        )
JANE SMART
/s/Jane Smart

                           DATED 25th SEPTEMBER 1995



                          THE PETER CHADWICK LIMITED
                                PENSION SCHEME



                     ____________________________________

                        DEFINITIVE TRUST DEED AND RULES
                     ____________________________________



                                           WE HEREBY CERTIFY THIS TO BE A TRUE
                                           AND CORRECT COPY OF THE ORIGINAL
                                           DATED THE 25TH DAY OF SEPTEMBER, 1995
                                           McKENNA & CO.

THIS DEFINITIVE DEED is made the 25th day of September 1995

BETWEEN:

1.  PETER CHADWICK LIMITED whose registered office is at Whittaker House.

    Whittaker Avenue, Richmond, Surrey TW9 1EH ("The Principal Employer") and

2.  IAN CLARKSON and QUENTIN BAER ("The Trustees")

WHEREAS:

a)  This Deed is supplemental to an Interim Trust Deed dated 17th October 1989 made between the Principal Employer and the Trustees (the "Interim Deed")

    which established the Peter Chadwick Limited Pension Scheme (the "Scheme").

b)  It has not been found possible to execute the Definitive Deed referred to in the Interim Deed within the period mentioned in it and it has been agreed that such period shall be extended until the date of this Deed.

c)  This Deed is the Definitive Deed referred to in the Interim Deed.

NOW THIS DEED WITNESSES as follows:

1.  The Trustees declare that they hold the assets of the Scheme and all contributions and other moneys paid to them in accordance with the Rules on trust for the purpose of providing relevant benefits as defined in Section 612 of the Taxes Act in accordance with the Rules from time to time in force.

2.  Subject to Clause 3 pursuant to the covenant in the Interim Deed the

Principal Employer and the Trustees declare that the provisions of this Deed and of the Rules contained in the Schedule shall comprise the provisions of the

Scheme to the entire exclusion of the provisions of the Interim Deed and this

Deed and the Rules shall be deemed to have come into operation as from the

Prescribed Date.

3.  Anything done by the Trustees before the date of this Deed which would have been valid if this deed had then been in force shall be deemed to have been properly done by the Trustees and they shall be indemnified out of the Fund.